UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2013

Unwired Planet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 South Virginia Street, Suite 201

Reno, Nevada 89501

(Address of Principal Executive Offices) (Zip Code)

(775) 980-2345

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 30, 2013, United States District Judge Robert Jones granted Apple, Inc.’s motion to transfer venue from the District of Nevada to the Northern District of California in Unwired Planet, Inc.’s (the “Company”) pending patent infringement litigation against Apple, Inc. in the United States District Court in Reno, Nevada (the “Court”). The Company published a post on its website blog with an update on the Court’s order. The blog posting is available at www.unwiredplanet.com/unwired-planet-blog/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unwired Planet, Inc.

	By:	/s/ Eric Vetter
Dated: September 3, 2013	Name:	Eric Vetter

	Title:	President and Principal Executive Officer